UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2026

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40770	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 West Cameron Avenue, Suite 210 West Covina, CA	91790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On April 8, 2026, Focus Universal Inc. (the “Company”) issued a press release announcing the closing of $4,000,000 private placement of securities.

On or about April 6, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with private accredited investor (the “Investor”) the form of which is included hereto as Exhibit 10.1 and is incorporated by reference into this Item 3.02. Pursuant to the terms and conditions of the Purchase Agreement, the Investor purchased an aggregate of 1,117,318 Common Units at a purchase price of $3.58 per unit (or Pre-Funded Units at a purchase price of $3.57999 per unit, equal to the Common Unit offering price minus the Pre-Funded Warrant exercise price of $0.00001), (the “Common Units”), each Common Unit consisting of (i) one (1) share of common stock (or, in lieu thereof, one (1) Pre-Funded Warrant (the “Pre-Funded Warrant”), the form of which is attached hereto as Exhibit 4.1 and is incorporated by reference into this Item 3.02, (ii) one (1) Series A PIPE Common Warrant (“Series A Common Warrant”) to purchase one (1) share of common stock at an exercise price of $3.33, and expire 24 months after the initial issuance date, the form of which is attached hereto as Exhibit 4.2 and is incorporated by reference into this Item 3.02, and (iii) one (1) Series B PIPE Common Warrant (“Series B Common Warrant”) to purchase one (1) share of common stock at an exercise price of $3.33 and expire sixty (60) months after the initial issuance date, the form of which is attached hereto as Exhibit 4.3 and is incorporated by reference into this Item 3.02 (the “Transaction”).

The Series A Common Warrants and Series B Common Warrants are exercisable immediately upon issuance until their respective expiration dates. The number of shares of Common Stock issuable under the warrants are subject to adjustments for stock splits, dividends, and fundamental transactions as further described in the agreement. The Series A Common Warrants and Series B Common Warrants may be exercised on a cashless basis if there is no effective registration statement registering the issuance or resale of the warrant shares at the time of exercise.

Each Pre-Funded Warrant is exercisable for one (1) share of common stock at a nominal exercise price of $0.00001 per share, with the aggregate exercise price having been pre-funded to the Company on or prior to the Initial Exercise Date, and is exercisable immediately upon issuance until all of the Pre-Funded Warrants are exercised in full. Alternatively, the Pre-Funded Warrants may be exercised on a cashless basis.

Subject to limited exceptions, the Investor may not exercise any portion of its Pre-Funded Warrants, Series A Common Warrants, or Series B Common Warrants to the extent that, upon such exercise, the Investor would own more than 4.99% (or 9.99% at the Investor’s election) of the Common Stock then outstanding immediately after such exercise. At the Investor’s option, upon notice to the Company, the Investor may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, provided that any such increase shall become effective upon 61 days’ prior notice to the Company.

In connection with the Transaction, the Company and the Investor entered into a Registration Rights Agreement, the form of which is included hereto as Exhibit 10.2 and is incorporated by reference into this Item 3.02, pursuant to which the Company is required to file a registration statement covering the resale of the securities underlying the aforementioned warrants within 15 calendar days of the closing of the Transaction.

The Company also entered into a Placement Agent Agreement with Aegis Capital Corp., (“Aegis”) the form of which is included hereto as Exhibit 10.3 and is incorporated by reference into this Item 3.02, pursuant to which the Company engaged Aegis to act as its sole placement agent in connection with the Transaction on a best-efforts basis. The Company paid Aegis a commission equal to 7% of the aggregate gross proceeds from the Transaction for their services. In addition, the Company reimbursed Aegis for certain of out-of-pocket expenses, including reasonable legal fees.

The Transaction consists of private placement to a certain eligible Investor pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Common Units have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the Common Units in any jurisdiction in which such offer or solicitation would be unlawful.

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Item 8.01	Other Events

On April 6, 2026,  the Company issued a press release announcing the pricing of a the Transaction priced at the market under Nasdaq rules, a copy of which is attached hereto as Exhibit 99.1. and incorporated herein by reference.

On April 8, 2026, the Company issued a press release announcing the final closing of the Offering, a copy of which is attached hereto as Exhibit 99.2. and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of PIPE Pre-Funded Warrant, dated April 6, 2026
4.2	Form of Series A PIPE Common Warrant, dated April 6, 2026
4.3	Form of Series B PIPE Common Warrant, dated April 6, 2026
10.1	Form of Securities Purchase Agreement between the Company and a certain purchaser, dated April 6, 2026
10.2	Form of Registration Rights Agreement between the Company and a certain purchaser, dated April 6, 2026
10.3	Form of Placement Agent Agreement between the Company and Aegis Capital Corp., dated April 6, 2026
99.1	Press Release by Focus Universal Inc. dated April 6, 2026
99.2	Press Release by Focus Universal Inc. dated April 8, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2026

FOCUS UNIVERSAL INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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